SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   December 21, 2009

PROPER POWER AND ENERGY, INC.

(Name of small business issuer in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

59-3681572

(I.R.S. Employer Identification No.)

405 South Dale Mabry Highway #360, Tampa, Florida 33609

 (Address of principal executive offices and Zip Code)

 (904) 371-2445

 (Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

[__]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]

Pre-commencement to medications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1) Previous Independent Auditors:

a.

On December 21, 2009, the Company dismissed our independent registered auditor, Randall N. Drake, CPA, PA of Clearwater, Florida ("RND").

b.

RND’s report on the financial statements for the year ended December 31, 2008 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting.

c.

Our Board of Directors participated in and approved the decision to change independent accountants. Through the period of registration, the financial audit for the years ended December 31, 2008 and including its review of financial statements of the quarterly periods through September 30, 2009 there have been no disagreements with RND on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of RND would have caused them to make reference thereto in their report on the financial statements.

d.

During the most recent review periods, subsequent to September 30, 2009, there have been no reportable events with us as set forth in Item 304(a)(i)(v) of Regulation S-K.

e.

We requested that RND furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter is filed as an Exhibit to this Form 8-K.

 (2) New Independent Accountants:

a.

We engaged Peter Messineo, CPA of Palm Harbor Florida, as our new independent registered auditor on December 21, 2009.

b.

Prior to December 21, 2009, we did not consult with  Mr. Messineo regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Mr. Messineo, or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-B, respectively).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial statements of business acquired:

          None

     (b)  Exhibits

NUMBER	EXHIBIT
16.1	Letter, from Randall N. Drake, CPA, PA, re Change in Certifying Accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Proper Power and Energy, Inc.

Dated: December 21, 2009	/s/ Mr. Joseph Abdo
Mr. Joseph Abdo
Chief Executive Officer

Dated: December 21, 2009	/s/ Loir Segal
Mr. Loir Segal
Chief Financial Officer

3